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                                                EXHIBIT 24

                      Power of Attorney


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Howard E. Dalton, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Form 10-K for the year ended December 31, 1997, to be filed by The St. Paul with the Securities and Exchange Commission, and any amendments thereto, and shall have the same force and effect as though I had manually signed the Form 10-K or amendments.


Dated: February 3, 1998       Signature: /s/ Michael R. Bonsignore
                                         -------------------------
                              Name:          Michael R. Bonsignore


Dated: February 3, 1998       Signature: /s/ John H. Dasburg
                                         -------------------
                              Name:          John H. Dasburg


Dated: February 3, 1998       Signature: /s/ W. John Driscoll
                                         --------------------
                              Name:          W. John Driscoll


Dated: February 3, 1998       Signature: /s/ Pierson M. Grieve
                                         ---------------------
                              Name:          Pierson M. Grieve


Dated: February 3, 1998       Signature: /s/ Thomas R. Hodgson
                                         ---------------------
                              Name:          Thomas R. Hodgson


Dated: February 3, 1998       Signature: /s/ Ronald James
                                         ----------------
                              Name:          Ronald James


Dated: February 3, 1998       Signature: /s/ David G. John
                                         -----------------
                              Name:          David G. John


Dated: February 3, 1998       Signature: /s/ William H. Kling
                                         --------------------
                              Name:          William H. Kling


Dated: February 3, 1998       Signature: /s/ Bruce K. MacLaury
                                         ---------------------
                              Name:          Bruce K. MacLaury
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Dated: February 7, 1998       Signature: /s/ Glen D. Nelson
                                         ------------------
                              Name:          Glen D. Nelson


Dated: February 3, 1998       Signature: /s/ Anita M. Pampusch
                                         ---------------------
                              Name:          Anita M. Pampusch


Dated: February 3, 1998       Signature: /s/ Gordon M. Sprenger
                                         ----------------------
                              Name:          Gordon M. Sprenger